SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                           ---------------------------
                                    FORM 8-K
                           ---------------------------

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):             January 10, 1996

                                MICROFRAME, INC.
                  ---------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


   New Jersey                       0-13117                      22-2413505
----------------             ----------------------             -------------
(State or Other             (Commission File Number)           (IRS Employer
Jurisdiction of                                              Identification No.)
Incorporation)


  21 Meridian Road, Edison, New Jersey                               08820
---------------------------------------                            ----------
(Address of Principal Executive Offices)                           (zip code)


Registrant's telephone number, including area code:             (908) 494-4440


                                 Not Applicable
                        --------------------------------
          (Former Name or Former Address, if Changed Since Last Report)



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ITEM 4.    CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT.

     On January 10, 1996, the Registrant received from Price Waterhouse LLP, its independent public accountants, a letter confirming that the relationship has ceased. On January 15, 1996, the Registrant's Board of Directors approved the resignation of Price Waterhouse LLP. There was no adverse opinion or disclaimer of opinion, or modification as to uncertainty, audit scope or accounting principles contained in the reports of Price Waterhouse LLP for the past fiscal year ended March 31, 1995.

     During the Registrant's most recent fiscal year ended March 31, 1995 and the subsequent interim period preceding Price Waterhouse LLP resignation on January 10, 1996, there were no disagreements with Price Waterhouse LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Price Waterhouse LLP would have caused Price Waterhouse LLP to make reference in connection with its report concerning the Registrant's financial statements to the subject matter of the disagreements.


ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
           AND EXHIBITS.

           (a)   Financial Statements:  None

           (c)   Exhibits:

                    10.33 Letter from Price Waterhouse LLP to the Securities and Exchange Commission relative to Item 4 of this report.




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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


                                           MICROFRAME, INC.


Date:   January 17, 1996                   By:  /s/ Lonnie L. Sciambi
                                               ------------------------------
                                                    Lonnie L. Sciambi, President
                                                     and Chief Executive Officer



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



                                  EXHIBIT INDEX


Exhibit No.                  Description                               Page No.
-----------                  -----------                               --------

10.33              Letter from Price Waterhouse LLP to the
                   Securities and Exchange Commission
                   relative to Item 4 of this report.




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